Financial instruments - Summary of Interest Income and Interest Expense for Financial Assets or Financial Liabilities that are Not at Fair Value Through Profit or Loss (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Disclosure of detailed information about financial instruments [abstract]
Interest income	$ (41)	$ (12)
Interest expense	5,897	2,635
Accretion expense	911	1,240
Interest expense (net)	$ 6,767	$ 3,863